UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 13, 2022

OSI SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-23125	33-0238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE HAWTHORNE, CA 90250
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OSIS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

OSI Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders on December 13, 2022. The results of the proposals voted on by the Company’s stockholders at the Annual Meeting were as follows:

1. Election of Directors

Name	For	Withheld	Broker Non-votes
Deepak Chopra	13,746,075	1,075,456	1,090,887
William F. Ballhaus	13,787,902	1,033,629	1,090,887
Kelli Bernard	14,512,596	308,935	1,090,887
Gerald Chizever	13,188,794	1,632,737	1,090,887
James B. Hawkins	9,662,162	5,159,369	1,090,887
Meyer Luskin	10,008,887	4,812,644	1,090,887

The six nominees identified above were elected to the Board of Directors and will serve as directors until the Company’s next annual meeting and until their successors are elected and qualified.

2. Ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023

For	Against	Abstentions	Broker Non-votes
15,770,881	125,786	15,751	0

3. Advisory vote on the Company’s executive compensation for the fiscal year ended June 30, 2022

For	Against	Abstentions	Broker Non-votes
2,239,576	10,820,390	1,761,565	1,090,887

Item 8.01	Other Events.

If a stockholder desires to solicit proxies in support of director nominees other than the Company’s nominees in connection with our 2023 annual meeting of stockholders, the stockholder must deliver notice in writing to the Company’s Secretary and comply with the requirements of Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended. Under such rule and in accordance with the Company’s Bylaws, the deadline for delivering any such proposal to the Company would be September 14, 2023; provided, however, that if the date of the next annual meeting of stockholders has changed by more than 30 calendar days from December 13, 2023, notice by the stockholder to be timely must be provided by the later of 90 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public disclosure of the date of such annual meeting was first made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date: December 14, 2022

	By:	/s/ Alan Edrick
Alan Edrick
EVP and Chief Financial Officer